UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2024
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RINGCENTRAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Davis Drive, Belmont, CA 94002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 472-4100
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	RNG	New York Stock Exchange
par value $0.0001
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 27, 2024, Sonalee Parekh informed RingCentral, Inc. (the “Company”) of her intention to resign as the Company’s Chief Financial Officer and as the Company’s principal financial officer under Section 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), effective September 10, 2024, to accept a Chief Financial Officer role at a public company that is not a competitor, supplier, or customer of RingCentral. Ms. Parekh’s departure is not the result of any disagreement with the Company or its board of directors regarding its financial results, accounting principles, financial statement disclosures, or any matter relating to the Company’s operations, policies or practices. The Company has initiated a search to identify a successor that will include both internal and external candidates.
Item 7.01     Regulation FD Disclosure.
There are no changes to the Company’s outlook as previously issued in its Q2 earnings on August 1, 2024. A copy of the press release issued by the Company on September 3, 2024 announcing Ms. Parekh’s resignation and the Company’s expectations regarding its financial performance is attached hereto as Exhibit 99.1.
The information furnished under Item 7.01 on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release issued by RingCentral, Inc., dated September 3, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements,” including but not limited to, statements regarding our future financial results, our GAAP and non-GAAP guidance and changes to the Company’s leadership structure and the timing and benefits thereof. Forward-looking statements are subject to known and unknown risks and uncertainties, and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and in other filings we make with the Securities and Exchange Commission from time to time.
All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and we undertake no obligation to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RINGCENTRAL, INC.
Date: September 3, 2024
	By:	/s/ John Marlow
	Name:	John Marlow
	Title:	Chief Administrative Officer and General Counsel